SUPPLEMENT DATED MAY 21, 2003 TO

PROSPECTUS DATED MAY 1, 2003 FOR

FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

ISSUED BY

GE LIFE AND ANNUITY ASSURANCE COMPANY

THROUGH ITS

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The Contract Owner Transaction Expenses provision of the Fee Tables on page 7 of your prospectus is amended as follows:

Fee Tables

The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing assets or fully surrendering the contract. The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, fully surrender your contract, or transfer assets among the investment options.

Contract Owner Transaction Expenses

Surrender Charge (as a percentage of purchase payments withdrawn or surrendered)	Number of Completed Years Since We Received the Purchase Payment	Surrender Charge as a Percentage of the Purchase Payment Withdrawn or Surrendered[1]
	0	6%
	1	5%
	2	4%
	3	2%
	4 or more	0%

Transfer Charge	$10.00[2]

[1]	A surrender charge is not assessed on any amounts representing gain. In addition, you may withdraw the greater of 10% of your total purchase payments or any amount withdrawn to meet minimum distribution requirements under the Code each contract year without incurring a surrender charge; the free withdrawal amount is not cumulative from contract year to contract year. The surrender charge will be taken from the amount withdrawn unless otherwise requested.

[2]	We reserve the right to assess a transfer charge for each transfer among the Subaccounts after the first transfer in a calendar month.